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                                                                    EXHIBIT 10.4


                    FIFTH AMENDMENT TO AMENDED AND RESTATED
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT


         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT FACILITY AGREEMENT (this "Fifth Amendment"), dated as of September 15, 1999, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Administrative Agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

         A. Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 19, 1996, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1997, that certain Second Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 24, 1998, that certain Third Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1998, and that certain Fourth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of February 17, 1999 (said Amended and Restated Senior Revolving Credit Facility Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

         1.      AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 5.14(f) of the Credit Agreement is hereby amended to read as follows:

                  "(f) Consolidated Funded Debt to Consolidated EBITDA. The Borrower shall not permit the ratio of (i)(A) Consolidated Funded Debt as of the end of each fiscal quarter other than the fiscal quarter ending on September 30, 2000 to (B) Consolidated EBITDA for the most recent four (4) fiscal quarters of the Borrower ending at the end of each such fiscal quarter to be greater than 3.50 to 1 and (ii)(A) Consolidated Funded Debt as of the fiscal

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         quarter ending September 30, 2000 to (B) Consolidated EBITDA for the most recent four (4) fiscal quarters of the Borrower ending at the end of such fiscal quarter to be greater than 3.85 to 1."

         (b) Section 6.3 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (ix) thereof, (ii) renumbering clause (x) thereof as clause (xi), and (iii) adding a new clause (x) thereto to read as follows:

                  "(x) Investments in innoVentry Corp., a Delaware corporation ("innoVentry") made after March 31, 1999 not to exceed $10,000,000 in aggregate amount; and"

         (c) Section 6.3 of the Credit Agreement is further amended by amending new clause (xi) thereof to read as follows:

                  "(xi) any other Investments (excluding any Investments in innoVentry made after March 31, 1999) which other Investments shall not exceed on any date an aggregate amount equal to the product obtained by multiplying (A) Consolidated Tangible Net Worth times (B) .075 on such date."

         (d) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this Fifth Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this Fifth Amendment, and this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

         (d) neither the execution, delivery and performance of this Fifth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any


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indenture, agreement or other instrument to which the Borrower or any
Subsidiary or any of their respective property is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Fifth Amendment or the acknowledgment of this Fifth Amendment by each Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This Fifth Amendment shall be effective as of September 15, 1999, subject to the following:

         (a) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the representations and warranties set forth in Section 2 of this Fifth Amendment shall be true and correct; and

         (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors (a) acknowledges and consents to the execution, delivery and performance by the Borrower of this Fifth Amendment, (b) agrees that its obligations in respect of its Guaranty Agreement are not released, modified, impaired or affected in any manner by this Fifth Amendment or any of the provisions contemplated herein and (c) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         5.       REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fifth Amendment.

         (b) The Credit Agreement, as amended by this Fifth Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be


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delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fifth Amendment).

         7. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW; BINDING EFFECT. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Lender, and the Administrative Agent and their respective successors and assigns.

         9. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the parties hereto have executed this Fifth
Amendment as of the date first above written.

                                    CASH AMERICA INTERNATIONAL, INC.



                                    By:  /s/ David J. Clay
                                         ----------------------------------
                                         David J. Clay
                                         Vice President and Treasurer


                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent and as a Lender




                                    By:  /s/ Shelly K. Harper
                                         ----------------------------------
                                         Name: Shelly K. Harper
                                         Title: Vice President


                                    WELLS FARGO BANK (TEXAS),
                                    NATIONAL ASSOCIATION, as
                                    Documentation Agent and as a Lender




                                    By:  /s/ Susan B. Sheffield
                                         ----------------------------------
                                         Name: Susan B. Sheffield
                                         Title: Vice President


                                    BANK ONE, TEXAS, N.A.



                                    By:  /s/ David E. Williams
                                         ----------------------------------
                                         Name: David E. Williams
                                         Title: Senior Vice President


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                                    THE BANK OF TOKYO-MITSUBISHI,
                                    LTD.




                                    By:  /s/ J. Mearns
                                         ----------------------------------
                                         Name: J. Mearns
                                         Title: Vice President and Manager


                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION



                                    By:  /s/ B. B. Wuthrich
                                         ----------------------------------
                                         Name: B. B. Wuthrich
                                         Title: Vice President


                                    COMERICA BANK-TEXAS



                                    By:  /s/ Ty Maxfield
                                         ----------------------------------
                                         Name: Ty Maxfield
                                         Title: Vice President


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ACKNOWLEDGED AND AGREED:

CASH AMERICA, INC. OF SOUTH CAROLINA
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA PAWN, INC. OF OHIO
CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
CASH AMERICA PAWN L.P., a Delaware
         limited partnership, by its general
         partner, Cash America Holding, Inc.
CASH AMERICA HOLDING, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC.
CASH AMERICA OF MISSOURI, INC.
VINCENT'S JEWELERS AND LOAN, INC.
CASH AMERICA, INC. OF UTAH
CASH AMERICA FRANCHISING, INC.
CASH AMERICA, INC. OF ILLINOIS
UPTOWN CITY PAWNERS, INC.
DOC HOLLIDAY'S PAWN BROKERS & JEWELERS, INC.
LONGHORN PAWN & GUN, INC.
BRONCO PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
TIGER PAWN & GUN, INC.
RENT-A-TIRE, INC.
MR. PAYROLL CORPORATION




By:      /s/ David J. Clay
         ----------------------------------
         David J. Clay
         Treasurer


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